UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2022

Commission File Number: 000-56047

ADM Endeavors, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	45-0459323
(State of incorporation)	(IRS Employer ID Number)

5941 Posey Lane

Haltom City, TX 76117

(Address of principal executive offices)

(817) 840-6271

Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of October 25, 2022, ADM Endeavors, Inc., a Nevada corporation (the “Company”), and Just Right Products, Inc., the Company’s Texas subsidiary (the “Subsidiary,” and together with the Company, the “Borrowers”), entered into a Construction Loan Agreement (the “Loan Agreement”) with, and issued an accompanying Promissory Note (the “Note”) to, CapTex Bank, a Texas banking association (the “Lender”), pursuant to which the Lender agreed to loan up to $4,618,960 to the Borrowers for the construction of improvements on and refinance of the Borrowers’ approximately 18-acre real properties located at 1900 East Loop 820 Fort Worth, Tarrant County, Texas, 76112 (the “Property”), as well as the real property leased to the Subsidiary and used by the Company as its headquarters located at 5941 Posey Lane, Haltom City, Tarrant County, Texas, 76117.

Pursuant to Loan Agreement and Note, the Borrowers agreed to (i) pay interest on amounts advanced to the Borrowers under the Loan Agreement at the rate of 5.5% per annum, subject to adjustment on October 25, 2027, to 1% over the U.S. prime rate (subject to a cap at the lesser of 18% or the maximum amount permitted by law); (ii) make monthly payments of interest to the Lender beginning on November 25, 2022, through and including April 25, 2024, and thereafter beginning on May 25, 2024, monthly principal and interest payments in the amount of $26,458.87, through and including October 25, 2032 (the “Maturity Date”), on which Maturity Date all unpaid principal and interest shall be due; and (iii) pay an origination fee to the Lender in the amount of $46,189.60 plus reasonable attorney fees.

The Borrowers’ obligations to the Lender under the Loan Agreement and Note are secured by Deeds of Trust to the Property executed by the Borrowers in favor the Lender, as well as the personal guaranty of Marc Johnson, President and CEO of the Company.

The foregoing description of the Loan Agreement and Note is qualified by reference to the full text of the Loan Agreement and Note, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Construction Loan Agreement, dated as of October 25, 2022, by and among ADM Endeavors, Inc., Just Right Products, Inc., and CapTex Bank
10.2	Promissory Note, dated as of October 25, 2022, by ADM Endeavors, Inc., and Just Right Products, Inc., in favor of CapTex Bank
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Endeavors, Inc.

Date: November 1, 2022	By:	/s/ Marc Johnson
Marc Johnson
Chief Executive Officer